Exhibit 99.3

Analyst Day Presentation March 2020

Legal Disclaimer

This presentation is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of DraftKings Inc. ("DraftKings", "DK" or "the Company"), Diamond Eagle Acquisition Corp. ("DEAC") or SBTech (Global) Limited ("SBT" or "SBTech") or any of their affiliates. The presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination, as contemplated in the definitive Business Combination Agreement entered into by and among DEAC, DraftKings, SBT, DEAC NV Merger Corp., DEAC Merger Sub, the shareholders of SBT party thereto and their representative and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. DEAC, DraftKings and SBT assume no obligation to update any information in this presentation, except as required by law.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, DEAC NV Merger Corp., a subsidiary of DEAC and the going-forward public company to be renamed DraftKings Inc. at closing ("New DraftKings" or "New DK"), has filed a registration statement on Form S-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC"), which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of DEAC stockholders to approve the proposed business combination. This material is not a substitute for the definitive proxy statement/prospectus regarding the proposed business combination. Investors and security holders of DEAC are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that are filed with the SEC carefully and in their entirety because they contain important information about DraftKings, SBT, DEAC and the proposed business combination. The definitive proxy statement/prospectus, when available, will be mailed to stockholders of DEAC as of a record date to be established for voting on the proposed business combination. Investors and security holders are able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov,or by directing a request to: Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

DEAC and its directors and executive officers may be deemed participants in the solicitation of proxies from DEAC's stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in DEAC is contained in the preliminary proxy statement/prospectus, which is included as part of the Registration Statement, and will also be included in the definitive proxy statement/prospectus when available.

Each of DraftKings and SBT and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DEAC in connection with the proposed business combination.

No Offer or Solicitation

This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

Industry and Market Data

This presentation includes information and statistics regarding market participants in the sectors in which DraftKings and SBT compete and other industry data which was obtained from third-party sources, including reports by market research firms and company filings.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but DEAC, DraftKings, and SBT will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

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Legal Disclaimer (Continued) Use of Non-GAAP Financial Matters This presentation includes non-GAAP financial measures, including EBITDA and Adjusted EBITDA. DEAC, DraftKings and SBT believe that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by DraftKings’ and SBT’s management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of the combined company to its competition. DEAC, DraftKings and SBT believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by DraftKings and SBT on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles (“GAAP”). Neither DraftKings’, SBT’s nor DEAC’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estim ates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that co uld cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of DraftKings’, SB T’s and DEAC’s control. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of DraftKings, SBT, DEAC or the combined company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a re presentation by any person that the results contained in the prospective financial information will be achieved. Forward Looking Statements and Investment Considerations Certain statements made in this presentation are "forward looking statements" within the meaning of the "safe harbor" provisi ons of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward -looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Diamond Eagle’s, DraftKings’ or SBTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to receiv e required shareholder approvals, failure to receive approvals or other determinations from certain gaming regulatory authorities, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of the New DraftKings’ shares on Nasdaq following the business combination; costs related to the business combination; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; New DraftKings’ ab ility to manage growth; New DraftKings’ ability to execute its business plan and meet its projections; potential litigation involving Diamond Eagle, DraftKings, SBTech, or after the closing, New Dr aftKings; changes in applicable laws or regulations, particularly with respect to gaming, and general economic and market conditions impacting demand for DraftKings or SBTech products and services, and in pa rticular economic and market conditions in the media/entertainment/gaming/software industry in the markets in which DraftKings and SBTech operate; and other risks and uncer tainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in Diamond Eagle’s and/or New DraftKi ngs’ other filings with the SEC. None of Diamond Eagle, DraftKings or SBTech undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. | 3

Introduction & Today’s Agenda

How We’ve Evolved: Eight Years of Growth 12MM 10.7MM 9.3MM 7.5MM 6.4MM REGISTERED ACCOUNTS 1.5MM 300k 2013 100k 2012 2014 2015 2016 2017 2018 2019 2020 DraftKings begins its operations DK crowns first million dollar winner 21st Century Fox becomes the first major media company to invest in DraftKings DK becomes #1 provider by users and revenue On May 14, the U.S. Supreme Court overturns the federal ban on sports gambling Development and launch of the first online sportsbook in NJ DK launches the first mobile app in the DFS industry DK announces merger with FanDuel Launch of Casino DK signs a landmark partnership deal which makes us the Official Daily Fantasy Partner of the NFL DK business combination with SBTech expected to close Mid 2017 – FTC blocks merger | 5 Source: Registered Accounts from Internal DraftKings Analytics, Year End Numbers, Rounded to Nearest 50k (2012-2019)

Where We Are Today: DraftKings and SBTech On a Combined Basis: OFFICES EMPLOYEES | 6 Notes: (1) >430MM in combined pro forma unaudited revenue for year 2019 *Upon closing of business combination 2.1K+ 26 COUNTRIES OPERATIONAL $430M+ IN TOTAL REVENUE (1) 12 WORLDWIDE #1 DAILY FANTASY SPORTS PLATFORM 7 STATES WITH MOBILE SPORTSBOOK LEADER IN DAILY FANTASY SPORTS AND WILL BE ONLY VERTICALLY INTEGRATED ONLINE SPORTSBOOK IN U.S.*

Today's Agenda Will Dive Into The Following Areas

1	Massive Global Sports Betting and iGaming Opportunity	$70BN+ Global Sportsbook TAM[1]	~$40BN Expected U.S. OSB and iGaming TAM[2]
2	Premier Brand in Digital Sports Entertainment and Leader in the U.S. Market	#1 Rated DFS and Sportsbook Platform[3]	7 States with live New DK OSB[4]
3	DraftKings and SBTech Together Will Create a Global, Vertically-Integrated Powerhouse*	22 U.S. and International Licenses	$100MM+ Cost Synergies
4	Attractive Economic Profile Positioned for Long-Term Profitability	~38% State-Level OSB Contribution Margin at Maturity	Path to $1BN+ in EBITDA[5]
5	Vertically Integrated, Sports Betting and iGaming Company Well Capitalized for the Future	Public Currency +	$500MM+ Cash Infusion[6]

Source: H2 Gambling Capital Global All Product Summary Report, June 2019.
(1) "TAM" stands for total addressable market and is measured in gross gaming revenue.
(2) "OSB" stands for online sportsbook.
(3) "DFS" stands for daily fantasy sports.
(4) Live New DK OSB states include IN, NH, NJ, OR, PA, IA and WV.
(5) See page 44 for detailed assumptions.
(6) Assumes no redemptions from DEAC's trust account.

*Upon closing of business combination

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The Opportunity

Massive Global Market Opportunity .. - --.... -...,. •-.... "'='""'"' ... '-" - ---" ,:..... • • ---- ...c:•-• • • - - -............ -... ... --..,_ ---- .l>. GLOBAL MOVEMENT TOWARDS REGULATION ,---Bingo 3% Casino 35% Market Size: $456 billion Gaming Machines I Slots 20% Regulated •Regulatory Momentum Sports Betting' 2 ) 16% ONLINE I MOBILE'S GROWING SHARE OF GLOBAL GGR ($in billions) •Bn.ck & Mortar •0nI"1ne I Mob1"le - = 2015A 2016A 2017A 2018A 2019E Online as %ofTotal Source: Eilers.andKrejcik Gaming.2.01BO:(ford Economics:U.S.population estimates.H2. GamblingCapitalGlobalAllProductSumm.ary Report..june 2019 {1)"'GGR'" st: nds tor grossgamingrevenue. {2) Sports bettingincludes horse racing. ....--$51 $398 $56 $46 $42 $38 $400 $382 $371 $364 GLOBAL GAMING MARKET GGRI1 l(2019E)

The U.S. Online Sports Betting Market is Estimated to be $18-23 Billion at Maturity



ESTIMATED U.S. ONLINE SPORTS BETTING MARKET AT MATURITY
($ in billions)
$18(1)
$22(2)
$23(3)
$18(4)
Implied U.S. Market (NJ)
Implied U.S. Market (U.K.)
Implied U.S. Market (AU)
Average Analyst Estimate

Source: NJ Department of Gaming Enforcement; H2 Gambling Capital Global All Product Summary Report, June 2019; U.S. Census Bureau; U.K. Office for National Statistics. Industry Research.

(1) Applies 5 year historical NJ iGaming CAGR (28%) to annualized H1'19 NJ OSB GGR ($180 million) to calculate 2023E NJ OSB GGR; extrapolation based on percentage of U.S. population.
(2) Applies 2023E U.K. GGR per adult ($88) to U.S. adult population (254 million). 2023E U.K. GGR calculated as 2018 U.K. GGR grown at 5-yr historical OSB CAGR.
(3) Applies 2023E AU GGR / adult ($92) per H2 Gambling to U.S. adult population (254 million).
(4) Represents average of analyst estimates for entire U.S. population.

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Sports Betting is Legalized in States Representing Just Over One-third of the U.S. Population

		State	% of U.S. Population	Legalized[(1)]	Online[(2)]	Online Live or Pending Launch[(3)]
★	1	New Jersey	2.7%	✓	✓	✓
★	2	West Virginia	0.6%	✓	✓	✓
★	3	Indiana	2.0%	✓	✓	✓
★	4	Oregon	1.3%	✓	✓	✓
★	5	Pennsylvania	3.9%	✓	✓	✓
★	6	New Hampshire	0.4%	✓	✓	✓
★	7	Iowa[(4)]	1.0%	✓	✓	✓
	8	Nevada	0.9%	✓	✓	✓
	9	Rhode Island	0.3%	✓	✓	✓
	10	Tennessee[(5)]	2.1%	✓	✓	✓
	11	Washington, DC	0.2%	✓	✓	✓
	12	Illinois	3.9%	✓	✓	✓
	13	Colorado	1.7%	✓	✓	✓
	14	Michigan	3.1%	✓	✓	✓
	15	Delaware	0.3%	✓	-	-
	16	Mississippi	0.9%	✓	-	-
	17	New Mexico[(6)]	0.6%	✓	-	-
	18	Montana	0.3%	✓	-	-
	19	Arkansas	0.9%	✓	-	-
	20	New York	6.0%	✓	-	-
	21	North Carolina	3.2%	✓	-	-
		% of U.S. Population		**36%**	**24%**	**13%**

★ **Indicates states that DraftKings' OSB is currently live in, representing ~12% of the U.S. population[(7)]**

Following the repeal of the Professional and Amateur Sports Protection Act (PASPA) in May 2018, 21 states, representing approximately 36 percent of the U.S. population, have legalized sports betting in some form (retail, mobile, or both)

- **14** states have legalized online sports betting, representing **~24%** of the U.S. population
- **9** states are currently live, representing **~13%** of the U.S. population
- DraftKings (including SBTech) is live in **7** states, representing **~12%** of the U.S. population

Source: "U.S. sports betting tracker" from Gambling Compliance; "Where is sports betting legal in the U.S.?" from Legal Sports Report, U.S. Census Data as of July 2018 (https://www2.census.gov/programs-surveys/popest/tables/2010-2018/state/totals/nst-est2018-02.xlsx).

Note: States within each category sorted by launch date where applicable. Live DK states sorted by DK launch date. States pending online launch sorted by legalization date.
(1) Indicates states that have legalized sports betting in some form.
(2) Indicates states with online sportsbooks.
(3) Green check indicates states with operational online sports betting, while yellow check indicates states that are still pending launch.
(4) Iowa requires in person registration at any of the three Wild Rose locations in the state until 1/1/21, after which point full mobile registration is permissible
(5) Tennessee is the only state without retail sportsbooks.
(6) In New Mexico, sports betting is limited to retail only by provision Native American tribal compacts.
(7) Includes SBTech, which provides its online and retail sportsbook offering to the Oregon State Lottery.

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19 States Have Active Mobile Legislation Mobile Authorized Retail Only Authorized Active Mobile Legislation Being Considered DK Currently Live with Mobile (1) DraftKings live in Oregon via SBTech (2) New Mexico is live with retail only by provision of tribal compacts | 12 Source: DraftKings internal gov’t affairs as of 3/6/2020

U.S. iGAMING is the Next Wave ● iGaming is nearly a half billion dollar industry in New Jersey; growth has accelerated since the introduction of OSB in August 2018 ● Based on an extrapolation of NJ, we estimate the U.S. iGaming opportunity to be approximately $21 billion in GGR Source: New Jersey Division of Gaming Enforcement (1) Projection based on Nine months ended September 30, 2019A New Jersey iGaming GGR annualized, grown one year forward at the historical CAGR of 25%, and divided by New Jersey’s share of the U.S. population. | 13

The U.S. OSB and iGAMING Opportunity: ~$40BN TAM DRAFTKINGS’ ONLINE SPORTS BETTING TRAJECTORY $18BN Implied Total U.S. Market(1) 65% of U.S. Population with Legalized OSB(2) 20-30% DraftKings’ OSB Market Share = DRAFTKINGS’ iGAMING TRAJECTORY $21BN Implied Total U.S. Market(3) 30% of U.S. Population with Legalized iGaming(4) 10-20% = DraftKings’ iGaming Market Share $2.9-4.7BN OSB and iGaming Gross Revenue Opportunity for DraftKings Source: Eilers and Krejcik Gaming, New Jersey Division of Gaming Enforcement. (1) Based on extrapolation of New Jersey market on page 10. (2) OSB is legalized in states representing 24% of the U.S. population today. (3) Based on extrapolation of New Jersey market on page 13. (4) iGaming is legalized in states representing 10% of the U.S. population today. | 14 $600MM-1.2BN in Gross iGaming Revenue $2.3-3.5BN in Gross OSB Revenue

Competitive Positioning Differentiation and 2/17/20

Unique & Sustainable Differentiation Across Our Entire Ecosystem



MARKETING MACHINE
4M+ TOTAL PAYERS ACROSS DK PRODUCTS
INTERCONNECTED PRODUCT SUITE
DAILY FANTASY SPORTS
SPORTSBOOK
iGAMING
POWERFUL IN HOUSE TECHNOLOGY PLATFORM
PROPRIETARY DATA SCIENCE & ANALYTICS
VERTICALLY INTEGRATED TECHNOLOGY PLATFORM
MULTI-JURISDICTIONAL REGULATORY PLATFORM
RESPONSIBLE GAMING & ETHICS
COMPLIANCE OPERATIONS & TECHNOLOGY

Source: Internal DraftKings Analytics as of 2/28/2020. "Payer" is any user who has successfully placed a paid sportsbet or casino wager on DraftKings Sportsbook App or played a paid contest entry on DraftKings Daily Fantasy Sports App

| 16

9 Keys to Our Unique & Sustainable Differentiation

1	**Trusted Brand**	Preferred real-money gaming brand among US consumers
2	**Daily Fantasy User Database**	4M+ users, 8+ years of data creates huge head start for acquisition
3	**Our Marketing Machine**	Tech-driven platform drives optimization based on player-specific LTV
4	**Product Innovation & User Centricity**	Outpacing competition with mobile products maximizing engagement
5	**Vertical Integration via SBTech combination**	Pure focus on creating unique products for U.S. sports fan powered by SBTech platform, after Business Combination
6	**Single Wallet Across Products**	Seamless experience across states & DK products
7	**Geographic Flexibility & Velocity**	Tech built for DFS is leveraged to rapidly enter new Sportsbook states
8	**Scalable Regulatory Platform**	Stable, secure platform ensures responsible gaming, data privacy
9	**Data Science Powerhouse**	Personalization, automation fueled by robust user-level analytics

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The DraftKings Marketing Machine

Core Pillars Driving the DraftKings Marketing Machine The DraftKings Deep understanding & relationships with our target segment Marketing Database & national scale creates sustainable CAC advantage Machine Our Analytics | 19 Our Platform Enables marketing at scale & optimized LTV Drives optimal marketing mix & automated bidding Our CAC Expertise Our Database Our Brand Trusted, relevant, powered by our product experience

Strong Top of Mind Brand Awareness & Preference Among Core Audiences

DFS



Top of Mind *
Preferred **
DRAFT KINGS
27%
32%
FANDUEL
23%
29%
9%
11%
ESPN
8%
9%
0%
2%
CBS SPORTS

SPORTSBOOK



Top of Mind *
Preferred **
DRAFT KINGS
26%
31%
FANDUEL
27%
25%
bet365
4%
7%
0%
2%
PokerStars
0%
2%
William HILL
1%
2%
BOVADA
1%
3%
MGM
1%
3%
POINTSBET
0%
1%
UNIBET
0%
1%

Q4 2019 Quarterly Brand Tracker Commissioned by DraftKings, fielded by ProdegeMR
Sportsbook Tracker: N=354 (Placed a wager on an online sportsbook in the P12M who live in a state where DraftKings Sportsbook is live); DFS Tracker: N=250 (Played a DFS product in the P12M who live in a state where DFS is legal)
***Q (Top of Mind):** When you think about [fantasy sports sites (both season-long and daily)/ websites/apps that you can wager on sports], what is the first site that comes to mind?
****Q (Preferred):** Which of the following [fantasy sports sites/ sports wagering sites] is your preferred site for playing [fantasy sports/sports wagering? (please select one)

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4M+ Unique Payer Database — More Than Just a Marketing List

Loyal to the Brand, Primed for Low-Friction Onboarding

Payment Relationships

Saved payment methods from DFS account create seamless transactions

Simplified Verification

Existing KYC enables streamlined verification process

Personal Experience

Play history fuels personalized experience based on affinities for sports, teams, players, etc

Trusted Brand

Trust established across all consumer touchpoints

Source: Internal DraftKings Analytics as of 2/28/2020. "Payer" is any user who has successfully placed a paid sportsbet or casino wager on DraftKings Sportsbook App or entered a paid contest on DraftKings Daily Fantasy Sports App

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DFS Database Drives Significant CAC Advantage and Will Continue to be Competitive Advantage

~30% of NJ payers are from our existing NJ DFS database

New states follow similar trend

DFS Database advantage **exists proportionately in >40 states**(2)

DFS Database **continues to grow**

CUSTOMER ACQUISITION IN NEW JERSEY

New Jersey Unique Paid Users

A — **46k**
OSB or iGaming Paid Users Cross Sold from Existing DFS Database

+

B — **117k**
Newly Acquired Paid Users

=

C — **163k**
Total NJ Unique Paid Users for OSB & iGaming(1)

Note: OSB and iGaming database figures reflect paid users from OSB launch in August 2018 through December 31, 2019.
(1) Excludes existing out-of-state users who have used the product in New Jersey.
(2) 4M+ existing DFS paid users refers to the cumulative unique paid user base in the US as of December 31, 2019.

| 22

National CAC Efficiencies Realized As We Scale

National Scale matters:

- **CAC improves significantly** with shift into national advertising
- **Single platform** allows for ongoing acquisition in advance of OSB legalization
- **Operators with greatest population** have outsized advantage

ILLUSTRATIVE OSB MARKETING EFFICIENCY AT SCALE



Average Effective Cost per Thousand ("eCPM")(1)
$120
$100
$40
~70% Reduction in eCPM
Local
National (30% OSB Live)
National (75% OSB Live)

	Local	National (30% OSB Live)	National (75% OSB Live)
Average CPM	~$90	~$30	~$30
Marketing Efficiency[2]	~75%	~30%	~75%

Notes:
(1) eCPM calculated as average CPM divided by marketing efficiency.
(2) Marketing efficiency is the percentage of impressions that reach live DK states.

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Sophisticated Data Science Drives Marketing Decisions



8+ Years, 4+ Million Payers
Billions of Data Points
Data Science drives deep user Insights, enabling intelligent cross-channel marketing
Marketing automation delivers the right message, to the right user at the right time on owned channels
Model Driven Approach maximizes ROI across Paid Media Channels
DraftKings Brand Drives Significant Earned Media
Direct Mail
Social
Outdoor
Programmatic
Direct Deals
Video
Radio / Podcasts
TV / OTT
Search

Source: Internal DraftKings Analytics as of 2/28/2020. "Payer" is any user who has successfully placed a paid sportsbet or casino wager on DraftKings Sportsbook App or entered a paid contest on DraftKings Daily Fantasy Sports App

| 24

Case Study:
Personalized Push Notification Sends Right Message to Right User at Right Time

DK GATHERS USER DATA



DK PARSES DATA TO DRIVE USER-LEVEL AUDIENCE SELECTION

dk-abenton
- Plays Classic PGA contests
- Likes $50K+ top prizes
- Entry Fee range: $5 - $20

dk-BadNBougee
- Plays NFL Limited entry contests
- Likes $75K+ top prizes
- Entry Fee range: $1 - $3

dk-vmynders
- Plays NBA contests
- Likes Winner takes all payouts
- Entry Fee range: High Stakes

DK DATA SCIENCE DRIVES PERSONALIZED OFFER TO USER


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Note: Illustrative DraftKings push notifications powered by Braze. Does not reflect actual communication with DK users.

| 25

Our Foundation: Product, Technology & Data

Core Pillars Driving DraftKings Product, Technology and Data

DraftKings Product, Technology, & Data

Innovation
Track record delivering unique player experiences

User Centricity
Excellence across product management & user research results in high app ratings & engagement

Scalability & Security
Highly reliable back end built to support speed & performance at scale[1]

Data Science
Personalization, automation, cross sell powered by intelligence of our data platform

Speed to Market
Flexible back-end enables fast & cheap entry into new jurisdictions

Note:
(1) Scale defined as volume of financial transactions & API requests handled in 1 minute at at peak time (see Slide 35)

| 27

User-Centric Approach Results in App Satisfaction & Strong Engagement FanDuel FanDuel Points Bet William Hill BetAmeric theScore a FOXBet (1) Source: comScore monthly average from 1/2019-1/2020 (2) Data is aggregate of all Draftkings-tagged pages across ComScore. Inclusive of DFS, Sportsbook, iGaming | 28 Source: iOS App Ratings as of 2/28 4.9 292.1K 4.8 58.1K 4.8 60.5K 4.7 58.1K 4.6 766 4.5 1,775 4.4 111 4.4 451 4.1 660 6.5 5.1 4.2 3.9 3.5 2.7 2.2 APP RATINGS AVERAGE MINUTES SPENT PER SESSION

Scalability, Intelligence & Speed: The Infrastructure Driving our Products & Technology

The DraftKings you see

DAILY FANTASY SPORTS

SPORTSBOOK

iGAMING

The DraftKings you don't see

FANTASY PLATFORM

SPORTS BETTING PLATFORM
3RD-PARTY RISK & TRADING PLATFORM
WILL BE MIGRATED TO
SBTech
we know sports

iGAMING PLATFORM

UNIFIED WALLET & USER ACCOUNT

DATA SCIENCE, MARKETING & AUTOMATION PLATFORM

REGULATORY COMPLIANCE & RESPONSIBLE GAMING PLATFORM

| 29

Daily Fantasy Sports: The Early Foundation for Our Speed & Innovation

Launched ~4 years after DFS incumbents, **rapidly rose to market leadership**

Agile technology allowed delivery of **huge range of consumer products and prizes:**

- 16 Sports
- 6 Game Types
- 133 Millionaires Crowned

User-centric approach has informed **key innovations:**

- First to launch DFS Golf, Nascar, eSports, Tennis

Continuing to pace the industry with products like **single-game & in-game DFS**



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All data from Internal DraftKings Analytics as of 02/28/2020 unless otherwise noted.
133 Distinct users have won at least one $1,000,000+ prize on DraftKings DFS
Game Types as of 2/28/2020: Classic, Showdown (single game), Tiers, Arcade, In-Game Showdown, Flash Draft

| 30

Online Sportsbook: First to Market, Dynamic Product Evolution Early to market in seven U.S. states. (1) Have paced U.S. online industry with innovative betting products: ● First & only online paid pools & brackets, in-game ‘flash betting’ experience Set to become only vertically integrated sportsbook in U.S. following business combination with SBTech. Notes: (1) Includes Oregon via SB Tech acquisition | 31

Our Combination With SB Tech Will Make Us the Only Vertically Integrated Online Sportsbook in the U.S. Dynamic User Experiences Sports Betting Platform ● ● Native App and Desktop Data driven, personalised experiences Security and Stability Authentic Sports Experience (logos, stats, player and team info) ● ● ● ● ● Proprietary Sports Betting Platform US Sports Augmentation Cash Out, Edit-a-Bet and Pulse Betting Unique Trading Tools Promotions and Rewards Our technologies will work together to fuel each other, with cyclical augmentation occurring organically ● ● Player Platform Multiple Secure Payment Methods User Information across all products Loyalty and Cross Sell ● ● ● | 32

Deep Dive: How the SB Tech Platform Will Allow DraftKings Sportsbook to Control its Own Destiny

SB TECH PROVIDES FULL CONTROL OF STRATEGY AND RISK MANAGEMENT



Set Payout & Set Odds
By sport, league, and bet market, match status
Min Bet / Max Win
By customer segment, sport, league, bet market, match status
Combo Bonus
Enhanced winnings on combos for sports, leagues and bet types defined by operator
Enhanced Odds
Competitive odds for player segments or as a promotional tool
Favourite Strategy
Increasing the odds only of favourite on the day of the match

DEEPER DIVE: SBTECH'S SPORTS ENGINE



Over 30,000 / Month In-Play Events
Dedicated Pricing with over 2,000 Proprietary Bet Markets
Flexible Cash-out, Free-Bet & Combo Bonus
Integration to all major live streaming and visualization providers
Innovative 3rd party integrations
Intelligent Bet Acceptance Engine
Risk Management based on liability of each operator according to risk factors and market movements
120 live traders 24/7

| 33

iGaming: Product Innovation Drove Rapid Rise to No. 1 in Market Share

Launched **iGaming offering inside Sportsbook app**, increasing speed to market & cross-sell:

- **46% of NJ DK Sportsbook users** have placed a casino bet[1]

Launched **in-house iGaming studio**; **50% of total handle** now comes from DK Games[2]

Constant innovation has led to **market firsts** like Blackjack Now.

Within 12 months, ascended to become **Top 2 market-share product**[3] in industry full of established incumbent players.



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Notes:
(1) 46% of users whose first or last paid sportsbet was in NJ have also placed a paid casino bet at some point in time as of March 2, 2020
(2) 50% of total Casino handle since launch of DK Games in September 2019 are on DK Games as of March 2, 2020
(3) Market Share calculated as December 2019 DK iGaming GGR divided by NJ DGE December 2019 Revenue Report. Internal Estimates place DraftKings #1 in Market in December 2019 with 17% Market Share

| 34

Nimble Proprietary Technology Platform Capable of Operating at Large Scale Tens of Thousands Financial Transactions in 1 minute at peak time ~1 Million Peak API requests in 1 minute 99.97% Up Time supporting massive | 35 Decoupled and highly scalable Integrated Wallet Across All DK Products Secure cardholder environment with smaller PCI scope Ease of localization and feature implementation Flexible tech stack capable of user/product expansion PROPRIETARY TECHNOLOGY PLATFORM

Single-Wallet Technology Enables Seamless Multi-State, Multi-Product Experience User experiences single wallet no matter where he/she is or what he/she is playing | 36 User moves from state to state and / or from product to product DK creates compliant virtual sub-wallets in background to support this movement without any detectable change for user

Flexible Back End Enables Rapid Entry Into New Jurisdictions Leverage flexible back end built for DFS in 40+ jurisdictions Users with DraftKings only need one account, one wallet and one Sportsbook App to play in any state where we operate Can meet unique state requirements easily with minimal incremental Product & Technology spend Upon launch, users instantly have accounts and funds on our site | 37 Flip Switch on New DK Sportsbook State In-House Cross Functional Operational Engine DraftKings Flexible Back End Technology New Custom State Regulations

Data Science Creates a Personalized User Interface Within our Products Our Personalization Engine applies across all elements of our product, from deposit recommendations to sport and bet type | 38

Differentiated Investment in Responsible Gaming & Consumer Data Protection level 1 certified platform & iGaming, with more being | 39 Secure Payments ● Payment Card Industry (PCI) ● Users know that all transactions can be trusted with us ● Many payment methods available today for Sportsbook added Game Integrity ● Leading member of the Sports Wagering Integrity Monitoring Association SWIMA ● Leverage internal analytics to identify suspicious behavior Regulatory Compliance ● Safe & Secure Registration ● Regulator tested KYC Processing ● Source of Funds validation ● Biometric Login Plugin technology to detect: ● Exact location of every log-in, bet placed & transaction attempt

Unit Economics & Enterprise Profitability

Customer LTV Increasing NEW JERSEY NET REVENUE BY COHORT(1) Key Takeaways Each cohort has expanded in both years since the introduction of OSB and iGaming In the first full-year with all products live (i.e. 2019), 2012-2017 cohorts experienced a 4.1x increase in revenue relative to 2017 Size of new cohorts is significantly larger than past cohorts (1) Cohort year determined by user’s first paid activity, whether DFS, OSB, or iGaming. (2) 2018 data reflects five months of live OSB and a half of a month of live iGaming. | 41

Expected New Jersey Contribution Profit Demonstrates Speed to Profitability ($ in millions) ✓ Early outsized promotion and marketing spend is critical for initial user acquisition − Declines as percentage of revenue as user base grows in each state ✓ Improving contribution profit as marketing spend rationalizes ✓ Significant operating leverage realized in platform & processing fees as business grows ✓ As more states launch, ability to shift to national spend will improve LTV / CAC and state profitability Note: Reflective of initial performance in New Jersey and near-term projections for the state. Contribution profit reflects gross profit less external marketing. | 42 NEW JERSEY SERVES AS EXAMPLE OF STATE-BY-STATE ECONOMIC RAMP

New Jersey Expected to Achieve 38% Contribution Margin ILLUSTRATIVE NEW JERSEY UNIT ECONOMICS (EXPECTED YEAR 5) (% of Net Revenue) Note: Figures may not foot due to rounding and are displayed as percentage of net revenue. | 43

Illustrative Path to S1 Billion+ in EBITDA , .... . · - - ·,]--..., . - - - - - - ... ._ ·-- - ···._ -....... ....--.... - ....:=..-- ---.J>,. ($in billions) $3.7 ... 31 $0.4 As a result of the acquisition of SBT, new DK will: Assumes 65% of population has live OSB and 30% of population has live iGaming,and then rolls forward 5 years to "maturity" - Lower its COGS through the elimination of platform costs - lmprollft product and technology cost structure through en efficient worldwide engineering network - Consolidate administrative functions within G&A AI:JO'!l o' u.s. Po:>o.a:MJf'l Log;ol•ed $0.7 f (!: $2.0 $(1.8) $1.7 0 a:l Assumes OK has 25% and 15% market share in OSB and iGaming, respectively A1Eu5.s".'o' Po u lile>n ltgilllltC: $(0.4) 52.3 $0.1 $1.2 Ql r I <5 $(0.6) $0.3 SG&A13l Net Revenue COGS External Marketing Contribution Profit Synergies EBITDA Gross Profit ...)ot I 44 ,...,.._----=-- r-.

ibdroot\projects\IBD-NY\dryer2019A\637818_1\03. Presentations\23. Analyst Day\_Analyst Day Presentation\DK Investor Presentation_IP Updates v02.pptx Combined Company Projection Model ($ in millions) $700 2020 Assumptions Online sportsbook live in current "line-of-sight" states, which represent approximately 10% of the U.S. population iGaming live in NJ and PA DFS continues to maintain leading market position SBTech grows from existing and newly acquired customers ● $540 ● ● $432 ● $308 $236 2021 Assumptions Additional states legalize / launch online sports betting; OSB available to approximately 20% of U.S. population iGaming is legalized in additional states; DraftKings generates revenue from states representing a further 4% of the U.S. population DFS continues to maintain leading market position SBTech grows from existing and newly acquired customers ● ● 2017A 2018A 2019A(1) 2020E 2021E ● YoY Growth ● 31% 40% 25% 30% Source: Management projections. (1) SBTech portion of net revenue converted to USD at average rate over twelve months ending December 31, 2019 (1.1194 USD/EUR). | 45 HISTORICAL / PROJECTED NET REVENUE ASSUMPTIONS

2019 Quarterly Seasonality ProForma CombinedCo 2019 Revenue by Quarter % of Full Year 2019 37% 2019 solid foundation to think about seasonality On margin, expect Q1 to be slightly larger going forward as more OSB-friendly sporting events thus modestly shifting overall quarterly activity into Q1 Q1 2019 Q2 2019 Q3 2019 Q4 2019 | 46 22% 22% 19%

IBDROOT\PROJECTS\IBD-NY\DRYER2019A\637818_1\03. Presentations\23. Analyst Day\_Analyst Day Presentation\DK Analyst Day Updates (11-Mar-2020).pptx Proposed Transaction Summary Diamond Eagle Acquisition Corp. is a publicly listed special purpose acquisition vehicle with over $400 million in cash DEAC has agreed to combine with DraftKings and SBTech ● Values the combined DK and SBT business at $2.7 billion (based on book value of DEAC) ● Represents an attractive entry multiple of 3.9x 2021E revenue; projected annual revenue growth of 30%+ as states legalize and launch sports betting and iGaming ($ in millions) Post-closing, the combined company will have a dual class shareholder structure with super voting rights comprised of Class A common stock, which will carry one vote per share, and Class B common stock, which will carry 10 votes per share. Jason Robins will hold Class A and Class B common stock such that he will hold approximately 90% of voting power Concurrent with this transaction, DK and DEAC have raised $414 million(2) in committed PIPE equity from select investors After giving effect to the transaction (assuming no redemptions), the company will have over $500 million of unrestricted cash with public equity currency to ensure access to capital to fuel growth PF Share Count (Shares in 000’s) 13% Sellers’ Rollover Equity Note: DraftKings may increase the PIPE size between transaction announcement and close. Figures may not foot due to rounding. (1) Cash held in the trust account as of December 31, 2019. (2) Includes $109.2 million in DK convertible notes that convert to PIPE shares. This amount does not count toward the determination of the satisfaction of the Minimum Proceeds Condition under the BCA. (3) Assumes no redemptions from DEAC’s trust account. (4) Represents SBT cash consideration converted to USD at 1.116 USD/EUR. (5) Represents total seller equity value including value of outstanding vested options. (6) Includes 80,000 founder shares that have been transferred to DEAC’s independent directors (7) Estimated transaction-related costs include $14.0 million in deferred underwriting commissions related to DEAC’s initial pub lic offering, estimated cash amount to be paid to stockholders of DraftKings that are deemed to be non-accredited investors, and payment of $10.0 million in bonuses to management of DraftKings upon close of the Business Combination. (8) Includes shares issuable pursuant to vested DK and SBT options and warrants that will be rolled over at Closing. Excludes DEAC warrants and earnout shares. 12% Sellers’ Rollover Equity 250,774 DEAC Shareholders 75% DEAC Shareholders 43,659 PIPE Investors(2) PIPE Investors 41,747 Diluted Shares Outstanding 336,179 | 47 ILLUSTRATIVE PRO FORMA OWNERSHIP AT CLOSE(3),(8) ILLUSTRATIVE SOURCES AND USES(3)

IBDROOT\PROJECTS\IBD-NY\DRYER2019A\637818_1\03. Presentations\23. Analyst Day\_Analyst Day Presentation\DK Analyst Day Updates (10-Mar-2020).pptx Components of DraftKings’ Standalone P&L RESULTS OF OPERATIONS ($ in millions) FY2019 Select Commentary ■ Less: Cost of Revenue (104) Taxes, platform, payment processing, and revenue share Less: Sales and Marketing (185) ■ Marketing team headcount costs, public relations, brand & creative services, and marketing attributable to unit economics Less: Product and Technology (56) ■ Product and engineering headcount costs for product development Less: General and Administrative (125) ■ Administrative personnel (e.g., HR, Finance, Legal, Lobbying), stock compensation expense and benefits, professional services ■ Plus: D&A 14 Allocated across cost of revenue and operating expenses Plus: Stock-Based Compensation 18 ■ Primarily allocated to G&A Plus: Other Adjustments 17 ■ Transaction-related, litigation and settlement, and other non-recurring and special project costs; primarily allocated to G&A Source: Company filings and management. Note: Figures may not foot due to rounding. | 48 Adjusted EBITDA $(99) Loss from Operations $(147) ■Before interest income (expense) and taxes Net Revenue $323 ■Net of promotional costs

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